UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013 (January 1, 2013)

China Integrated Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

China Integrated Energy, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP, ("Sherb"), that it has combined certain of its practice with RBSM LLP effective January 1, 2013. As a result, Sherb effectively resigned as the Company's independent registered public accounting firm and RBSM LLP became the Company's independent registered public accounting firm. The engagement of RBSM LLP as the Company's independent registered public accounting firm was approved by the Audit Committee of the Company on March 4, 2013.

As disclosed in the Current Report on 8-K filed on July 25, 2011, the Company engaged Sherb as its independent principal accountant to replace KPMG, which resigned on April 26, 2011. KPMG had audited and rendered an audit report on the financial statements of the Company as of and for the year ended December 31, 2010, which report was subsequently withdrawn by KPMG and such withdrawal was reported on a Current Report on Form 8-K on May 2, 2011. In addition to being engaged to audit the financial statements as of and for the year ended December 31, 2011, Sherb was also engaged by the Company to re-audit the financial statements as of and for the year ended December 31, 2010.

As of the date of this report, Sherb had not completed its audit of the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010. Accordingly, as a result of the circumstances, Sherb has not rendered any audit report containing any adverse opinion or disclaimer of opinion and no report was qualified or modified as to audit scope or accounting principles. As of the date of this report, there have been no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure thus far in the audit of the financial statements as of and for the year ended December 31, 2011 and the re-audit of the financial statements as of and for the year ended December 31, 2010.

During the year ended December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K that were reported by Sherb. As previously disclosed in the Current Report on Form 8-K filed on May 2, 2011, there was a reportable event as described under Item 304(a)(1)(v)(B) with respect to the audit of the financial statements as of and for the year ended December 31, 2010.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 2, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Sherb & Co., LLP Letter, dated as of May 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2013	China Integrated Energy, Inc.
	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

16.1	Sherb & Co., LLP Letter, dated as of May 2, 2013